PRUDENTIAL INVESTMENT PORTFOLIOS 16

Target Conservative Allocation Fund

Supplement dated February 14, 2014 to the Prospectus
and Statement of Additional Information dated September 30, 2013

PIMCO portfolio manager Chris Dialynas has announced that he will commence a sabbatical leave from PIMCO. Effective immediately, William (Bill) H. Gross, CFA has assumed Mr. Dialynas’ portfolio management responsibilities, and Mr. Gross is now the portfolio manager for the segment of the Fund managed by PIMCO. All information and references to Mr. Dialynas are hereby deleted.

MFS has announced that, effective on or about April 30, 2014, Matthew D. Sabel will join Eric B. Fischman as a portfolio manager for the segment of the Fund managed by MFS.

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To reflect these changes, the Fund’s Prospectus and Statement of Additional Information (SAI) are hereby changed as follows:

I.	In the section of the Prospectus entitled Fund Summary/Management of the Fund, the following is hereby added to the table found in this section:
Investment Manager	Subadvisers	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC (PIMCO)	William H. Gross, CFA	Managing Director, Portfolio Manager, and Chief Investment Officer	February 2014
	Massachusetts Financial Services Company (MFS)	Matthew D. Sabel*	Investment Officer	April 2014

*Effective on or about April 30, 2014, Matthew D. Sabel will join Eric B. Fischman as a portfolio manager for the segment of the Fund advised by MFS.

II.	In the section of the Prospectus entitled How the Fund is Managed/Subadvisers and Portfolio Managers, the following is hereby added to the discussions pertaining to PIMCO and MFS:

William H. (Bill) Gross, CFA is responsible for the day-to-day management of the portions of the Fund advised by PIMCO.

Mr. Gross is a founder, managing director and CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1.9 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, "Everything You’ve Heard About Investing is Wrong," published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society's hall of fame in 1996. Mr. Gross is a nine-time Barron's Roundtable panelist (2005-2013), appearing in the annual issue featuring the industry's top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

The Portfolio Managers responsible for the management of the segment of the Fund subadvised by MFS are Eric B. Fischman and Matthew D. Sabel. Mr. Fischman is an Investment Officer of MFS,

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and has been employed in the investment area of MFS since 2000. Mr. Sabel is an Investment Officer of MFS, and has been employed in the investment area of MFS since 2009.

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities, the following is hereby added to the table:

Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC (PIMCO)	William H. Gross, CFA	47/$396,943.41 million	22/$45,072.58 million	61/$31,049.39 million	None
Massachusetts Financial Services Company (MFS)	Matthew D. Sabel*	2/$346.6 million	0/$0	1/$29.0 million	None

*Effective on or about April 30, 2014, Matthew D. Sabel will join Eric B. Fischman as a portfolio manager for the segment of the Fund advised by MFS.

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